ANNUAL REPORT October 31, 2001

Logo: NUVEEN Investments

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.





MUNICIPAL VALUE
NUV

MUNICIPAL INCOME
NMI


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Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "A diversified portfolio can leave you well positioned to reduce overall investment risk."


Dear
   Shareholder

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.



Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2001



Sidebar text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen National Municipal Closed-End Exchange-Traded Funds (NUV, NMI)

Portfolio Managers'
               Comments

Portfolio managers Tom Spalding and John Miller examine economic and market conditions, key investment strategies, and the performance of the Nuveen Municipal Value Fund, Inc. (NUV) and the Nuveen Municipal Income Fund, Inc.
(NMI). Tom, who has 25 years of investment experience with Nuveen, has managed NUV since its inception in 1987. John is a 6-year veteran of Nuveen and assumed portfolio management responsibility for NMI in 2001.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended October 31, 2001, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While these two factors had a great impact over the entire period covered in this report, the tragic events of September 11 and its aftermath also have had a profound effect on the economy and the markets.

In January 2001, the Fed embarked on a series of interest rate cuts designed to stimulate the sluggish U.S. economy. During the first ten months of the year, the Fed announced nine reductions totaling 400 basis points, bringing the federal funds rate to 2.50% as of October 31, 2001. (On November 6, 2001, following the end of the period covered in this report, the Fed reduced the fed funds rate to 2.00%, its lowest level since 1961.) The consensus among many market observers is that the Fed could decide to cut rates again if signs of a significant economic slowdown continue.

In the municipal market, the general environment of the past twelve months has helped many fixed-income securities perform well. The interest rate cuts created favorable conditions for both new municipal bond issuance and refundings, which together totaled $223.4 billion nationwide through the first ten months of 2001, an increase of 36% over January-October 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. Institutional investors, especially insurance companies, also have been active buyers in the new issue market. In general, strong demand has proven more powerful than increased supply, which has helped keep municipal bond prices higher than they were twelve months ago.


HOW DID THESE TWO NUVEEN NATIONAL FUNDS PERFORM OVER THE PAST TWELVE MONTHS? For the year ended October 31, 2001, NUV and NMI produced annual total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and relevant Lipper Peer Group2 are also presented.



              MARKET      TOTAL RETURN         LEHMAN      LIPPER
               YIELD            ON NAV  TOTAL RETURN1    AVERAGE2
-----------------------------------------------------------------
                                1 YEAR         1 YEAR      1 YEAR
                   TAXABLE-      ENDED          ENDED       ENDED
      10/31/01  EQUIVALENT3   10/31/01       10/31/01    10/31/01
-----------------------------------------------------------------
NUV      5.38%        7.74%      9.77%         10.51%       8.24%
-----------------------------------------------------------------
NMI      5.65%        8.13%      5.68%         10.51%       8.24%
-----------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


Over the past twelve months, the Fed's change in policy from tightening to easing, combined with favorable market technicals, created a generally positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected, in part, in the total returns on NAV listed in the previous table. In a market characterized by rising bond values and falling yields, funds or indexes with longer durations would typically be expected to outperform funds or indexes with shorter durations. As of October 31, 2001, the durations4 of NUV and NMI were 5.69 and 6.98, respectively, compared with 7.77 for the Lehman Municipal Bond Index.

While duration was one primary driver of total return over the past twelve months, the structures and individual holdings of these Funds also influenced their performance.


1 The performances of NUV and NMI are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Funds are compared with the average annualized return of the twelve funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements.

For example, credit issues involving bonds issued by the California Pollution Control Financing Authority for the CanFibre of Riverside project impacted NMI's return. These holdings were adversely affected by the bankruptcy filing of the project's general contractor and by the California energy crisis, which raised the power costs and hampered plant operations. Nuveen has been actively involved in facilitating a resolution that we believe will serve the best interests of NMI shareholders. NMI also continues to hold bonds issued by the Erie County (New York) Industrial Development Agency for CanFibre of Lackawanna. While this plant also was affected by the situation in California, it is currently in operation and functioning as designed. We continue to monitor this holding very closely and remain cautiously optimistic that the situation there will improve. It is important to note that, despite these credit issues, NMI continues to offer shareholders attractive tax-free dividends paid on a regular monthly basis.


HOW DID THE MARKET ENVIRONMENT AFFECT THESE FUNDS' DIVIDENDS AND SHARE PRICES? As of October 31, 2001, NUV had provided shareholders with 36 consecutive months of steady dividends. For NMI, a reduced income stream from the previously mentioned credit issues as well as bond call proceeds that had to be reinvested in the current low interest rate environment led to a dividend adjustment in September 2001. Prior to this adjustment, NMI had offered 38 consecutive months of stable or increasing dividends. In the coming months, the number of bond calls and the interest rates at which we can reinvest the proceeds of any calls ultimately may influence the dividends of these Nuveen Funds.

During the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce their overall portfolio risk. As a result, the share prices of both NUV and NMI improved (see the charts on the individual Performance Overview pages). The increased demand caused the discount (share price below NAV) on NUV to narrow over the past twelve months, while NMI continued to trade at a premium (share price above
NAV).


WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THE YEAR ENDED OCTOBER 31, 2001?
One of our areas of emphasis during the past twelve months was to work through bond calls and improve the call protection within both Funds. Over the 14 months, NUV and NMI offer excellent levels of call protection, with bond calls potentially affecting just 18% and 9%, respectively, of their portfolios between November 2001 and December 2002. The number of actual calls experienced by these Funds will depend largely on market interest rates over this period. Given the current level of rates, our general approach has been to hold higher-yielding bonds as long as possible to help support the Funds' dividends, while we look for attractive replacement opportunities. Expectations for continued strong municipal issuance should help support our execution of this strategy. In general, we believe these call positions are very manageable.

In investing call proceeds and new cash over the past twelve months, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities, while adding value and enhancing diversification. Among the areas of the market where we found value was the healthcare sector, as well as other sectors regarded as providers of essential services, such as education, water and sewer, and utilities. As of October 31, 2001, both Funds listed healthcare and utilities among their top three sector holdings. In NMI, our healthcare holdings included West Penn Allegheny Health System bonds issued by the Allegheny County (Pennsylvania) Hospital Development Authority. These Pittsburgh hospital bonds have been working well for the Fund, as they continue to trade at improving prices.

Another area that performed well and contributed to diversification was the tobacco sector, and we took advantage of several new offerings in the primary market to purchase additional tobacco settlement bonds at very attractive yields for NUV. The proceeds from these bonds, which are secured by a state's share of payments under the $250 billion master settlement agreement between four major tobacco companies and 46 states, are used for various purposes, including education and healthcare. Tobacco bonds now make up about 1.5% of NUV's portfolio, and we plan to continue to add to our position as we find attractive opportunities.

In view of recent events, shareholders should note that both NUV and NMI continue to offer strong credit quality, with allocations of bonds rated AAA/U.S. guaranteed, AA, and A of 83% and 44%, respectively, as of October 31, 2001. Each Fund also had assets invested in the BBB and non-rated credit categories, which generally benefited from narrowing credit spreads during the first part of 2001.

Both NUV and NMI also had some exposure to bonds and sectors affected by the events of September 11, including New York City general obligation bonds and selected airport and airline issues. As of October 31, 2001, credit ratings for New York City had not been downgraded, remaining at A2/A/A+. On October 2, New York City successfully brought to market $1 billion in one-year disaster recovery notes. This issue, which had been closely watched as a barometer of the financial viability of the city going forward, sold rapidly to both individual and institutional investors, demonstrating the general belief that New York City continues to represent a strong credit despite recent events. Although Standard & Poor's placed all major air carriers and North American airports on credit watch following September 11, Moody's current median rating for airports is A2, which is solidly investment grade. In addition, the commitment to the air transportation sector at the federal level was demonstrated by the approval of a $15 billion airline aid package of grants and loan guarantees.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND NUV AND NMI IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. Although the long-term economic effects of September 11 are still being assessed, we believe the U.S. economy is headed for an eventual recovery, but one that may see a slower pace of growth, with inflation and interest rates remaining low over the near term. New municipal issuance should continue to be strong during the fourth quarter and into 2002, and municipal supply nationwide in 2001 is now expected to exceed $250 billion for the first time since 1998. At the same time, demand for tax-exempt municipal bonds is anticipated to remain firm, as investors look for ways to rebalance their portfolios and reduce risk.

The federal government's recent decision to discontinue the 30-year Treasury bond removed one of the pricing benchmarks for the municipal market. This may result in some pricing uncertainty, which could create additional opportunities to find value for shareholders. Overall, we continue to watch the fixed-income markets carefully, especially those sectors that were directly impacted by the events of September 11 or that may be affected by any further deceleration in the economy. We believe NUV and NMI currently are well diversified and well positioned for the market environment ahead, and we will continue to closely monitor and respond to events as appropriate.

Over the next six months, we plan to remain focused on the strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise to adjust to any shifts in market conditions. One of our priorities will be managing portfolio structure, including duration, to strategically position the Funds for a potential economic recovery. Shareholders can expect to see these Funds' durations lengthen somewhat as part of the normal process of reinvesting proceeds from called bonds into intermediate and longer-term issues. Overall, we believe NUV and NMI can continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times.

Nuveen Municipal Value Fund, Inc.

Performance
 Overview As of October 31, 2001


NUV

Pie Chart:

CREDIT QUALITY
AAA/U.S. Guaranteed          42%
AA                           20%
A                            21%
BBB                          11%
NR                            3%
Other                         3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.48
--------------------------------------------------
Net Asset Value                             $10.17
--------------------------------------------------
Market Yield                                 5.38%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.74%
--------------------------------------------------
Fund Net Assets ($000)                  $1,982,139
--------------------------------------------------
Average Effective Maturity (Years)           18.83
--------------------------------------------------
Average Duration                              5.69
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 6/87)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.32%         9.77%
--------------------------------------------------
5-Year                         6.91%         6.14%
--------------------------------------------------
10-Year                        5.37%         6.34%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      30%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
U.S.Guaranteed                                 10%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
11/00                 0.0425
12/00                 0.0425
1/01                  0.0425
2/01                  0.0425
3/01                  0.0425
4/01                  0.0425
5/01                  0.0425
6/01                  0.0425
7/01                  0.0425
8/01                  0.0425
9/01                  0.0425
10/01                 0.0425


SHARE PRICE PERFORMANCE
11/1/00                 8.63
                        8.69
                        8.63
                        8.5
                        8.5
                        8.56
                        8.75
                        8.75
                        9
                        9.13
                        9.13
                        9.13
                        9.33
                        9.37
                        9.19
                        9.2
                        9.19
                        9.27
                        9.2
                        9.21
                        9.25
                        9.18
                        8.98
                        9.08
                        9.1
                        9.11
                        9.07
                        9.16
                        9.1
                        9.2
                        9.26
                        9.24
                        9.23
                        9.22
                        9.2
                        9.25
                        9.31
                        9.28
                        9.36
                        9.47
                        9.46
                        9.53
                        9.54
                        9.55
                        9.55
                        8.9
                        9.26
                        9.46
                        9.22
                        9.38
10/31/01                9.42

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2000 of $0.0236 per share.

Nuveen Municipal Income Fund, Inc.

Performance
  Overview As of October 31, 2001


NMI


Pie Chart:

CREDIT QUALITY
AAA/U.S. Guaranteed          25%
AA                            3%
A                            16%
BBB                          24%
NR                           29%
Other                         3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $11.90
--------------------------------------------------
Net Asset Value                             $10.92
--------------------------------------------------
Market Yield                                 5.65%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.13%
--------------------------------------------------
Fund Net Assets ($000)                     $88,089
--------------------------------------------------
Average Effective Maturity (Years)           17.67
--------------------------------------------------
Average Duration                              6.98
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 4/88)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        12.24%         5.68%
--------------------------------------------------
5-Year                         6.40%         4.79%
--------------------------------------------------
10-Year                        6.16%         5.81%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      20%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
U.S.Guaranteed                                 10%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------


Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
11/00                  0.0585
12/00                  0.0585
1/01                   0.0585
2/01                   0.0585
3/01                   0.0585
4/01                   0.0585
5/01                   0.0585
6/01                   0.0585
7/01                   0.0585
8/01                   0.0585
9/01                   0.056
10/01                  0.056


Line Chart:
SHARE PRICE PERFORMANCE
11/1/00                 11.31
                        11.19
                        11.19
                        11.25
                        11
                        11
                        11.38
                        11.69
                        11.94
                        12
                        12.13
                        11.94
                        11.97
                        11.91
                        11.75
                        11.72
                        11.75
                        11.79
                        11.8
                        11.75
                        11.84
                        11.82
                        11.67
                        11.45
                        11.51
                        11.7
                        11.91
                        11.95
                        11.56
                        11.65
                        11.71
                        11.8
                        11.82
                        11.94
                        11.9
                        12.01
                        11.98
                        11.95
                        12.04
                        12.1
                        11.91
                        12.04
                        12.05
                        11.95
                        11.9
                        11.36
                        11.64
                        11.67
                        11.89
                        11.9
10/31/01                11.82

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

Shareholder
       Meeting Report

The annual shareholder meeting was held on August 1, 2001, at the Northern Trust Bank, Chicago, Illinois.


                                                             NUV           NMI
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                            Common        Common
                                                            Shares        Shares
================================================================================
Lawrence H. Brown
   For                                                 161,013,677     6,643,854
   Withhold                                              1,441,288        52,168
--------------------------------------------------------------------------------
   Total                                               162,454,965     6,696,022
================================================================================
Peter R. Sawers
   For                                                 160,943,598     6,648,154
   Withhold                                              1,511,367        47,868
--------------------------------------------------------------------------------
   Total                                               162,454,965     6,696,022
================================================================================
Timothy R. Schwertfeger
   For                                                 161,074,687     6,646,879
   Withhold                                              1,380,278        49,143
--------------------------------------------------------------------------------
   Total                                               162,454,965     6,696,022
================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                 160,907,978     6,596,702
   Against                                                 644,263        22,163
   Abstain                                                 902,724        77,157
--------------------------------------------------------------------------------
   Total                                               162,454,965     6,696,022
================================================================================

Report of
   Independent Auditors


THE BOARD OF DIRECTORS AND SHAREHOLDERS

NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. as of October 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2001, by correspondence with the custodian and brokers or alternative procedures when broker confirmations were not readily available. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
December 7, 2001


                            Nuveen Municipal Value Fund, Inc. (NUV)
                            Portfolio of
                                    Investments October 31, 2001

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.2%

$       2,140   Alabama Housing Finance Authority, Single Family Mortgage                   4/08 at 102          Aaa   $   2,163,198
                 Revenue Bonds (Collateralized Home Mortgage Revenue Bond
                 Program), 1998 Series A-2, 5.450%, 10/01/28 (Alternative
                 Minimum Tax)

        5,000   The Industrial Development Board of the Town of Courtland, Alabama,        11/09 at 101         Baa2       5,313,150
                 Solid Waste Disposal Revenue Bonds (Champion International
                 Paper Corporation Project), Series 1999A, 6.700%, 11/01/29
                 (Alternative Minimum Tax)

        4,000   The Medical Clinic Board of the City of Jasper, Alabama, Hospital           7/02 at 102         Baa1       4,084,840
                 Revenue Bonds, Series 1993 (Walker Regional Medical Center,
                 Inc. Project), 6.375%, 7/01/18

       12,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement                2/09 at 101          AAA      12,327,240
                 Warrants, Series 1999-A, 5.375%, 2/01/36


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.4%

        4,900   Arizona Health Facilities Authority, Hospital Revenue Bonds                11/09 at 100           A3       5,118,246
                 (Phoenix Children's Hospital), Series 1999A, 6.250%, 11/15/29

       16,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic                7/10 at 101          BBB      16,904,000
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        4,975   Yuma Regional Medical Center on behalf of Hospital District No. 1       8/02 at 101 1/2       N/R***       5,267,630
                 of Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.2%

        1,400   City of Conway, Arkansas, Sales and Use Tax Capital Improvement            12/06 at 101          AAA       1,448,426
                 Bonds, Series 1997A, 5.350%, 12/01/17

        2,750   Jefferson County, Arkansas, Pollution Control Revenue Refunding            12/02 at 102         BBB-       2,698,795
                 Bonds (Entergy Arkansas, Inc. Project), Series 1997,
                 5.600%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.9%

                California Educational Facilities Authority, Revenue Bonds (Loyola
                Marymount University), Series 2000:
        3,655    0.000%, 10/01/23                                                     10/09 at 41 13/16          Aaa       1,136,961
        7,310    0.000%, 10/01/24                                                      10/09 at 39 3/16          Aaa       2,130,573

        9,000   State of California Department of Water Resources, Water System         6/03 at 101 1/2           AA       9,308,970
                 Revenue Bonds (Central Valley Project), Series L, 5.750%, 12/01/19

       14,500   State of California Department of Water Resources, Water System            12/03 at 101           AA      14,349,055
                 Revenue Bonds (Central Valley Project), Series M, 4.750%, 12/01/24

       17,155   State Public Works Board of the State of California, Lease Revenue          6/03 at 102          Aa2      17,582,160
                 Refunding Bonds (The Regents of the University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

       15,500   California Statewide Communities Development Authority,                     4/09 at 101          BBB      15,567,425
                 Certificates of Participation (The Internext Group),
                 5.375%, 4/01/17

        6,530   California Statewide Communities Development Authority,                     7/03 at 102          AA-       6,765,798
                 Certificates of Participation (St. Joseph Health System Obligated
                 Group), 5.500%, 7/01/14

        3,000   Community Facilities District No. 98-2 of the Capistrano Unified            9/09 at 102          N/R       3,000,840
                 School District, Ladera, California, Special Tax Bonds,
                 Series 1999, 5.750%, 9/01/29

        5,615   Central Joint Powers Health Financing Authority, Certificates               2/03 at 100         Baa1       5,281,974
                 of Participation, Series 1993 (Community Hospital of Central
                 California), 5.000%, 2/01/23

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       30,000    0.000%, 1/01/22                                                           No Opt. Call          AAA      10,685,400
        2,500    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                                  1/07 at 100          AAA       2,876,375

        7,500   Department of Water and Power of the City of Los Angeles,                  11/03 at 102          AAA       7,664,625
                 California, Electric Plant Refunding Revenue Bonds, Second
                 Issue of 1993, 5.400%, 11/15/31

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      30,470   Los Angeles County Public Works Financing Authority, California,           12/03 at 102          AAA   $  31,258,564
                 Lease Revenue Bonds (Multiple Capital Facilities Project IV),
                 4.750%, 12/01/13

        7,300   County of San Diego, California, Certificates of Participation              9/09 at 101         Baa3       7,651,349
                 (The Burnham Institute), 6.250%, 9/01/29

        1,930   Yuba County Water Agency, California, Yuba River Development               No Opt. Call          Ba3       1,720,769
                 Revenue Bonds, Series A, 4.000%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.7%

        1,300   Colorado Educational and Cultural Facilities Authority (Boulder             8/11 at 100          Ba2       1,252,550
                 County, Colorado), Charter School Revenue Bonds (Peak to Peak
                 Charter School Project created by Boulder Valley School District
                 No. RE-2), 7.625%, 8/15/31

                Colorado Health Facilities Authority, Revenue Bonds, Series 1994
                (Sisters of Charity Health Care Systems, Inc.):
        9,590    5.250%, 5/15/14 (Pre-refunded to 5/15/04)                                  5/04 at 102       AA-***      10,386,258
        2,925    5.250%, 5/15/14                                                            5/04 at 102          AA-       2,977,445

          500   Colorado Health Facilities Authority, Revenue Bonds (Vail Valley            1/12 at 100          BBB         500,715
                 Medical Center Project), Series 2001, 5.750%, 1/15/22

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
        3,680    7.000%, 11/15/03 (Alternative Minimum Tax)                                11/02 at 102            A       3,891,931
        2,125    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       2,276,746
        8,290    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102            A       8,796,353

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
          655    6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa         698,564
        5,045    6.750%, 11/15/13 (Alternative Minimum Tax)                                11/02 at 102            A       5,327,570
        7,515    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       8,014,823
       29,870    6.750%, 11/15/22 (Alternative Minimum Tax)                                11/02 at 102            A      31,543,019

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        3,475    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102          Aaa       3,553,222
        9,635    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102         A***       9,851,402

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        1,820    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102          Aaa       1,860,295
        6,930    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102         A***       7,083,084
       10,275    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 100          Aaa      10,294,317
       39,745    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 100         A***      39,817,733

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,             9/10 at 102          AAA       5,414,400
                 Series 2000A, 5.750%, 9/01/35


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.4%

        6,640   Connecticut Housing Finance Authority, Housing Mortgage                     5/06 at 102          AAA       6,971,668
                 Finance Program Bonds, 1996 Series D, Subseries D-2,
                 6.200%, 11/15/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.3%

       27,725   Washington Convention Center Authority (Washington, D.C.),                 10/08 at 100          AAA      26,179,886
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 4.750%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.9%

       12,190   City of Jacksonville (Florida), Better Jacksonville Sales Tax Revenue      10/11 at 100          AAA      12,194,145
                 Bonds, Series 2001, 5.000%, 10/01/30

        5,000   Orange County Health Facilities Authority (Florida), Hospital Revenue      10/09 at 101            A       5,235,250
                 Bonds (Orlando Regional Healthcare System), Series 1999E,
                 6.000%, 10/01/26

        5,570   Orlando Utilities Commission (Florida), Water and Electric                 10/02 at 100          Aa2       5,601,359
                 Subordinated Revenue Bonds, Series 1992A, 5.500%, 10/01/27

        8,000   Orlando Utilities Commission (Florida), Water and Electric                 10/03 at 102          Aa2       8,091,280
                 Subordinated Revenue Refunding Bonds, Series 1993A,
                 5.250%, 10/01/23

                Orlando Utilities Commission (Florida), Water and Electric
                Subordinated Revenue Bonds, Series 1993B:
       14,000    5.600%, 10/06/17                                                          10/03 at 102                   14,521,640
        9,600    5.250%, 10/01/23                                                          10/03 at 101          Aa2       9,665,280

        2,500   Orlando Utilities Commission (Florida), Water and Electric Revenue         10/02 at 101          Aa1       2,509,850
                 Bonds, Series 1993, 5.125%, 10/01/19


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                   Portfolio of Investments October 31, 2001
   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.3%

$      20,350   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,              5/09 at 101          AAA   $  20,096,439
                 Series 1999A, 5.000%, 11/01/38

                Coffee County Hospital Authority (Georgia), Revenue Anticipation
                Certificates (Coffee Regional Medical Center, Inc. Project),
                Series 1997A:
        2,500    6.250%, 12/01/06                                                          No Opt. Call          N/R       2,568,550
       21,100    6.750%, 12/01/26                                                          12/06 at 102          N/R      21,022,563

        2,250   Hospital Authority of the City of Royston (Georgia), Revenue                7/09 at 102          N/R       2,152,553
                 Anticipation Certificates (Ty Cobb Healthcare System, Inc.
                 Project), Series 1999, 6.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.8%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,                   1/10 at 100           A+       2,244,246
                 6.375%, 1/01/20

        5,000   City of Chicago, Illinois, General Obligation Bonds, Series A               1/02 at 102          AAA       5,132,200
                 of 1992, 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

        2,000   Chicago School Reform Board of Trustees of the Board of Education          12/07 at 102          AAA       2,036,160
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/22

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       15,000    0.000%, 12/01/24                                                          No Opt. Call          AAA       4,392,450
       47,500    0.000%, 12/01/28                                                          No Opt. Call          AAA      11,127,825

        1,125   Metropolitan Water Reclamation District of Greater Chicago,                No Opt. Call          AA+       1,379,363
                 Illinois, General Obligation Capital Improvement Bonds,
                 Series 1991, 7.000%, 1/01/11

        3,575   City of Chicago, Illinois, O'Hare International Airport Second Lien         1/11 at 101          AAA       3,513,796
                 Passenger Facility Charge Revenue Bonds, Series 2001C,
                 5.100%, 1/01/26 (Alternative Minimum Tax)

        4,930   Illinois Development Finance Authority, Industrial Development              6/02 at 102          N/R       5,009,176
                 Revenue Bonds, Series 1992 (Plano Molding Company Project),
                 7.750%, 6/01/12 (Alternative Minimum Tax)

        3,000   Illinois Development Finance Authority, Pollution Control Revenue          No Opt. Call           A-       3,054,750
                 Refunding Bonds, Series 1994 (Commonwealth Edison Company
                 Project), 5.850%, 1/15/14

                Illinois Development Finance Authority (The Presbyterian Home
                Lake Forest Place Project), Revenue Bonds, Series 1996 B:
        6,495    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                                  9/06 at 102          AAA       7,553,880
          990    6.400%, 9/01/31                                                            9/06 at 102          AAA       1,066,190

        1,800   Illinois Development Finance Authority, Local Government Program           No Opt. Call          Aaa         747,504
                 Revenue Bonds, Series 2000 (Rockford School District
                 Number 205 Project), 0.000%, 2/01/19

        8,000   Illinois Development Finance Authority, Revenue Bonds                       9/11 at 100          AAA       7,835,760
                 (Illinois Wesleyan University), Series 2001, 5.125%, 9/01/35

       14,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,             10/03 at 102           A-      15,016,400
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

        7,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993           11/03 at 102          AAA       7,045,220
                  (Swedish American Hospital), 5.375%, 11/15/23

       18,015   Illinois Health Facilities Authority, Revenue Bonds, Series 1993           11/03 at 102          AAA      18,102,373
                 (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                 5.250%, 11/15/20

                Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                (South Suburban Hospital):
        1,150    7.000%, 2/15/18 (Pre-refunded to 2/15/02)                                  2/02 at 102         A***       1,188,962
        4,350    7.000%, 2/15/18                                                           No Opt. Call         A***       5,350,935

        8,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997            8/07 at 101          AAA       7,944,320
                 (Sherman Health Systems), 5.250%, 8/01/22

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2000            5/10 at 101           A3      15,687,900
                 (Condell Medical Center), 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2001B           2/11 at 101          AAA      15,039,000
                 (Edward Hospital Obligation Group), 5.250%, 2/15/34

       48,805   State of Illinois, Sales Tax Revenue Refunding Bonds, Series Q,             6/02 at 101          AAA      49,913,850
                 5.500%, 6/15/20

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1992A:
       18,955    0.000%, 6/15/17                                                           No Opt. Call          AAA       8,683,475
       12,300    0.000%, 6/15/18                                                           No Opt. Call          AAA       5,290,968

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1994B:
$       7,250    0.000%, 6/15/18                                                           No Opt. Call          AAA   $   3,118,660
        9,900    0.000%, 6/15/29                                                           No Opt. Call          AAA       2,259,972

       16,550   Metropolitan Pier and Exposition Authority, Illinois, McCormick Place      No Opt. Call          AAA       5,765,193
                 Expansion Project Refunding Bonds, Series 1996A, 0.000%, 12/15/21

       11,650   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                6/04 at 102          AAA      12,937,442
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1994A, 6.250%, 6/01/24

        1,505   Tri-City Regional Port District, Illinois, Port and Terminal Facilities    No Opt. Call          N/R       1,569,670
                 Revenue Bonds (1998 Refunding and Dock #2 Enhancement
                 Project), Series 1998B, 5.875%, 7/01/08 (Alternative Minimum Tax)

        2,295   School District Number 161, Will County, Illinois, Capital                 No Opt. Call          Aaa       1,008,721
                 Appreciation School Bonds, Series 1999, 0.000%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.6%

                Indiana Bond Bank, State Revolving Fund Program Revenue Bonds,
                Series 2001A:
        9,815    5.375%, 2/01/18 (WI, settling 11/14/01)                                    2/13 at 101          AAA      10,318,411
       10,000    5.375%, 2/01/19 (WI, settling 11/14/01)                                    2/13 at 101          AAA      10,418,800

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue              11/07 at 102          AAA      10,131,000
                 Bonds, Series 1997A (Sisters of St. Francis Health Services,
                 Inc. Project), 5.375%, 11/01/27

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue               2/07 at 102           AA      17,898,501
                 Bonds, Series 1996A (Clarian Health Partners, Inc.),
                 6.000%, 2/15/21

        4,840   Indianapolis Airport Authority, Indiana, Special Facilities Revenue         7/04 at 102          BBB       5,102,715
                 Bonds, Series 1994 (Federal Express Corporation Project),
                 7.100%, 1/15/17 (Alternative Minimum Tax)

                Indianapolis, Indiana, Local Public Improvement Bond Bank,
                Series 1999E:
       12,500    0.000%, 2/01/21                                                           No Opt. Call          AAA       4,541,000
       10,000    0.000%, 2/01/27                                                           No Opt. Call          AAA       2,610,700

        9,155   South Bend, Indiana, Multifamily Refunding Revenue Bonds                   11/01 at 102          N/R       8,790,906
                 (Pointe at St. Joseph Project), Series A, 6.200%, 12/15/18

          500   South Bend, Indiana, Multifamily Refunding Revenue Bonds                   11/01 at 102          N/R         490,320
                 (Pointe at St. Joseph Project), Series B, 6.450%, 12/15/18
                 (Alternative Minimum Tax)

        3,169   South Bend, Indiana, Multifamily Refunding Revenue Bonds                   12/03 at 100          N/R       2,045,344
                 (Pointe at St. Joseph Project), Series C, 3.850%, 12/15/18


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.6%

       12,930   Iowa Housing Finance Authority, Single Family Housing Bonds,               No Opt. Call          AAA       2,543,460
                 1984 Issue A, 0.000%, 9/01/16

       30,000   Tobacco Settlement Authority, Iowa, Tobacco Settlement                      6/11 at 101           A1      29,154,300
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        6,650   City of Newton, Kansas, Hospital Revenue Bonds (Newton                     11/04 at 102       N/R***       7,717,259
                 Healthcare Corporation), Series 1994A, 7.750%, 11/15/24
                 (Pre-refunded to 11/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.1%

       12,500   County of Carroll, Kentucky, Collateralized Pollution Control Revenue       9/02 at 102           A1      13,214,250
                 Bonds (Kentucky Utilities Company Project), 1992 Series A,
                 7.450%, 9/15/16

        8,135   Greater Kentucky Housing Assistance Corporation, Mortgage                   1/03 at 100          AAA       8,207,157
                 Revenue Refunding Bonds, Series 1997A (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), 6.100%, 1/01/24


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.1%

       18,445   Louisiana Public Facilities Authority, Hospital Revenue Refunding          11/01 at 100          AAA      22,404,773
                 Bonds (Southern Baptist Hospitals, Inc. Project), Series 1986,
                 8.000%, 5/15/12


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.6%

       14,365   Maine State Housing Authority, Mortgage Purchase Bonds,                     2/04 at 102           AA      14,832,724
                 1994 Series A, 5.550%, 11/15/14

       15,925   Maine State Housing Authority, Mortgage Purchase Bonds,                     5/05 at 102          AA+      16,695,929
                 1995 Series A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                   Portfolio of Investments October 31, 2001

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.7%

$      10,900   Community Development Administration of Maryland, Residential           3/07 at 101 1/2          Aa2   $  11,349,734
                 Revenue Bonds (Department of Housing and Community
                 Development), Series 1997B, 5.875%, 9/01/25 (Alternative
                 Minimum Tax)

        2,500   Maryland Energy Financing Administration, Limited Obligation                9/05 at 102          N/R       2,634,975
                 Congeneration Revenue Bonds (AES Warrior Run Project),
                  Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.0%

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, 1987 Series A:
          100    8.750%, 7/01/18                                                            7/03 at 100         BBB+         110,467
           75    8.750%, 7/01/18                                                            1/02 at 100         BBB+          75,918
           75    8.750%, 7/01/18                                                            7/02 at 100         BBB+          78,342
          105    8.750%, 7/01/18                                                            1/05 at 100         BBB+         123,226
          110    8.750%, 7/01/18                                                            1/03 at 100         BBB+         118,147
          110    8.750%, 7/01/18                                                            7/05 at 100         BBB+         131,833
          215    8.750%, 7/01/18                                                            1/04 at 100         BBB+         242,301
          220    8.750%, 7/01/18                                                            7/04 at 100         BBB+         254,091

        4,900   Massachusetts Industrial Finance Agency, Resource Recovery                  1/02 at 103          N/R       5,058,417
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

       16,400   Massachusetts Turnpike Authority, Metropolitan Highway System               1/07 at 102          AAA      16,066,260
                 Revenue Bonds (Senior), 1997 Series A 5.000%, 1/01/37

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway System               1/07 at 102          AAA       8,004,640
                 Revenue Bonds (Subordinated), 1997 Series B, 5.125%, 1/01/37

        5,000   Massachusetts Turnpike Authority, Metropolitan Highway System               1/09 at 101          AAA       4,888,150
                 Revenue Bonds (Subordinated), 1999  Series A, 5.000%, 1/01/39

       36,580   Massachusetts Water Resources Authority, General Revenue                   11/02 at 102           AA      38,159,524
                 Refunding Bonds, 1992 Series B, 5.500%, 11/01/15

        6,000   Massachusetts Water Pollution Abatement Trust, Pool Program                 8/10 at 101          AAA       6,292,500
                 Bonds, Series 6, 5.500%, 8/01/30


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.8%

        6,000   The Economic Development Corporation of the City of Dearborn,               8/04 at 102          AAA       6,046,200
                 Michigan, Hospital Revenue Refunding Bonds (Oakwood
                 Obligated Group), Series 1994A, 5.250%, 8/15/21

       10,000   City of Detroit Local Development Finance Authority, Michigan,              5/09 at 101          BB-       8,699,500
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

        1,400   City of Detroit, Michigan, Sewage Disposal System Revenue                   7/05 at 101          AAA       1,446,690
                 Refunding Bonds, Series 1995-B, 5.250%, 7/01/15

                County of Grand Traverse Hospital Finance Authority, Michigan,
                Hospital Revenue Refunding Bonds (Munson Healthcare Obligated
                Group), Series 1992A:
        2,700    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                  7/02 at 102          AAA       2,828,169
        1,300    6.250%, 7/01/12                                                            7/02 at 102          AAA       1,359,072

        3,000   Michigan Municipal Bond Authority, Public School Academy Bonds             10/09 at 102          Ba1       3,191,580
                 (Detroit Academy of Arts and Sciences), Series 2001,
                 7.900%, 10/01/21

       12,925   Michigan State Hospital Finance Authority, Revenue and Refunding            8/03 at 102         BBB-      13,043,910
                 Bonds (The Detroit Medical Center Obligated Group), Series 1993A,
                 6.500%, 8/15/18

       35,305   Michigan State Hospital Finance Authority, Hospital Revenue Bonds           8/08 at 101         BBB-      30,251,089
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

        4,320   Michigan State Housing Development Authority, Rental Housing                4/03 at 102          AAA       4,431,715
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

       15,750   Michigan State Housing Development Authority, Rental Housing                6/05 at 102          AAA      16,658,145
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

       25,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue               9/05 at 102          AAA      27,775,250
                 Bonds (Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1995AA, 6.400%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.2%

        3,620   Minnesota Housing Finance Agency, Rental Housing Bonds,                     2/05 at 102          AAA       3,767,117
                 1995 Series D, 5.900%, 8/01/15

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

$      13,000   Mississippi Hospital Equipment and Facilities Authority, Revenue            5/03 at 102          AAA   $  13,445,120
                 Refunding and Improvement Bonds (North Mississippi Health
                 Services), 1993 Series 1, 5.750%, 5/15/16


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

                The Industrial Development Authority of the City of West Plains,
                Missouri, Hospital Facilities Revenue Bonds (Ozark Medical
                Center), Series 1997:
        1,750    5.500%, 11/15/12                                                          11/07 at 101          BB+       1,665,143
        1,000    5.600%, 11/15/17                                                          11/07 at 101          BB+         913,000

        3,075   The Industrial Development Authority of the City of West Plains,           11/09 at 101          BB+       3,071,310
                 Missouri, Hospital Facilities Revenue Bonds (Ozark Medical
                 Center), Series 1999, 6.750%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.1%

        2,450   Consumers Public Power District, Nebraska, Nuclear Facility                 1/02 at 100           A+       2,455,439
                 Revenue Bonds, 1968 Series, 5.100%, 1/01/03

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.1%

                Director of the State of Nevada, Department of Business and
                Industry, Revenue Bonds (Las Vegas Monorail Project), 1st Tier
                Series 2000:
        7,500    0.000%, 1/01/24                                                           No Opt. Call          AAA       2,324,475
       18,800    5.375%, 1/01/40                                                            1/10 at 100          AAA      19,184,460


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.1%

       20,785   Business Finance Authority of the State of New Hampshire,                  10/03 at 102           A3      20,902,643
                 Pollution Control Refunding Revenue Bonds (The United Illuminating
                 Company Project), 1993 Series A, 5.875%, 10/01/33


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.7%

       25,625   New Jersey Economic Development Authority, Special Facilities               9/09 at 101          BB-      18,931,750
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

       12,250   New Jersey Economic Development Authority, Special Facilities              11/10 at 101          BB-      10,257,660
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        5,000   New Jersey Health Care Facilities Financing Authority, Revenue              7/10 at 101         BBB-       5,403,750
                 Bonds (Trinitas Hospital Obligated Group Issue), Series 2000,
                 7.500%, 7/01/30


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.6%

        5,360   Village of East Rochester Housing Authority, New York, FHA-Insured          8/07 at 102          AAA       5,693,124
                 Mortgage Revenue Bonds (St. John's Meadows Project),
                 Series 1997A, 5.600%, 8/01/17

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
       11,000    5.250%, 12/01/26                                                           6/08 at 101          AAA      11,185,680
       32,140    5.500%, 12/01/29                                                           6/03 at 101           A-      32,621,136

       15,500   Long Island Power Authority, New York, Electric System General              9/11 at 100           A-      15,783,185
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25

        5,000   The City of New York, New York, General Obligation Bonds,               8/03 at 101 1/2            A       5,202,800
                 Fiscal 1994 Series D, 5.750%, 8/15/10

        5,000   The City of New York, New York, General Obligation Bonds,               2/06 at 101 1/2            A       5,388,450
                 Fiscal 1996 Series G, 5.750%, 2/01/14

       10,000   The City of New York, New York, General Obligation Bonds,               8/06 at 101 1/2            A      10,718,000
                 Fiscal 1997 Series E, 6.000%, 8/01/16

       13,395   The City of New York, New York, General Obligation Bonds,                   8/07 at 101            A      14,391,588
                 Fiscal 1998 Series D, 5.500%, 8/01/10

       39,610   The City of New York, New York, General Obligation Bonds,                  10/07 at 101            A      42,122,462
                 Fiscal 1997 Series G, 6.000%, 10/15/26

       15,000   New York City Municipal Water Finance Authority, New York,                  6/06 at 101          AAA      16,471,650
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        5,200   Dormitory Authority of the State of New York, Court Facilities Lease        5/10 at 101            A       5,615,896
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 6.000%, 5/15/39

        7,000   Dormitory Authority of the State of New York, Mental Health                 8/09 at 101          AA-       7,002,100
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

        9,185   New York State Medical Care Facilities Finance Agency,                      8/03 at 102          AAA       9,871,671
                 St. Luke's-Roosevelt Hospital Center FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13

        7,500   Power Authority of the State of New York, Series 2000A,                    11/10 at 100          Aa2       7,578,900
                 Revenue Bonds, 5.250%, 11/15/40


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                   Portfolio of Investments October 31, 2001

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.4%

$       2,600   City of Charlotte, North Carolina, Refunding Certificates of               12/03 at 102          AAA   $   2,638,480
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

       12,715   North Carolina Eastern Municipal Power Agency, Power System             9/03 at 102 1/2          BBB      13,045,717
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

       11,610   North Carolina Eastern Municipal Power Agency, Power System                 1/03 at 102          BBB      12,066,505
                 Revenue Bonds, Series 1993-D,  5.875%, 1/01/14

        1,000   North Carolina Eastern Municipal Power Agency, Power System                 1/07 at 102          AAA       1,085,330
                  Revenue Bonds, Refunding Series 1996-A, 5.700%, 1/01/13

       14,060   North Carolina Municipal Power Agency Number 1, Catawba                     1/03 at 100         BBB+      14,146,891
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

       13,140   North Carolina Municipal Power Agency Number 1, Catawba                     1/02 at 100         BBB+      13,143,811
                 Electric Revenue Bonds, Series 1985B, 6.000%, 1/01/20

       10,000   North Carolina Municipal Power Agency Number 1, Catawba                     1/10 at 101         BBB+      10,761,900
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.1%

        2,350   Midwest City Memorial Hospital Authority (Oklahoma), Hospital               4/02 at 102      BBB+***       2,446,914
                 Revenue Bonds, Series 1992, 7.375%, 4/01/22 (Pre-refunded
                 to 4/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.6%

        5,955   Pennsylvania Convention Center Authority, Refunding Revenue                 9/04 at 102          BBB       6,303,368
                 Bonds, 1994 Series A, 6.750%, 9/01/19

       11,175   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/03 at 102          AA+      11,526,342
                 Revenue Bonds, Series 1993-36, 5.450%, 10/01/14

        9,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       9,430,290
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative
                 Minimum Tax)

       18,850   Pennsylvania Intergovernmental Cooperation Authority, Special Tax           6/03 at 100          AAA      18,741,047
                 Revenue Refunding Bonds (City of Philadelphia Funding Program),
                 Series of 1993A, 5.000%, 6/15/22

        4,500   Pennsylvania Higher Educational Facilities Authority, The Trustees          7/08 at 100           AA       4,158,630
                 of the University of Pennsylvania, Revenue Bonds, Series 1998,
                 4.500%, 7/15/21

       19,255   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue            6/03 at 102          AAA      20,309,981
                 Bonds, Series 1993, 5.500%, 6/15/14


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.8%

       10,000   Puerto Rico Infrastructure Financing Authority, Special Obligation         10/10 at 101          AAA      10,582,400
                 Bonds, 2000 Series A, 5.500%, 10/01/40

        5,500   Puerto Rico Industrial, Tourist, Educational, Medical, and                  6/10 at 101         Baa2       6,020,190
                 Environmental Control Facilities Financing Authority, Cogeneration
                 Facility Revenue Bonds, 2000 Series A, 6.625%, 6/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.3%

        6,250   Rhode Island Health and Educational Building Corporation, Hospital          5/07 at 102          AAA       6,290,438
                 Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.250%, 5/15/26


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.0%

       13,000   Piedmont Municipal Power Agency, South Carolina, Electric                   1/02 at 100         BBB-      11,456,900
                 Revenue Bonds, 1986 Refunding Series, 5.000%, 1/01/25

        8,000   South Carolina Jobs-Economic Development Authority, Hospital               12/10 at 102          BBB       8,761,840
                 Improvement Revenue Bonds (Palmetto Health Alliance),
                 Series 2000A, 7.375%, 12/15/21


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.1%

        2,125   Municipal Energy Acquisition Corporation (Tennessee), Gas                  No Opt. Call          AAA       2,112,038
                 Revenue Bonds, Series 1999, 4.125%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 4.9%

       13,040   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue        12/01 at 101           BB      12,711,392
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      24,265   City of Austin, Texas, Combined Utility Systems Revenue Refunding          No Opt. Call          AAA   $  35,728,999
                 Bonds, Series 1992A, 12.500%, 11/15/07

        2,110   Corpus Christi Housing Finance Corporation, Texas, Single Family            1/02 at 103          AAA       2,179,947
                 Mortgage Senior Revenue Refunding Bonds, Series 1991A,
                 7.700%, 7/01/11

       10,045   City of Houston, Texas, Airport System Subordinate Lien Revenue             7/10 at 100          AAA      10,696,217
                 Bonds, Series 2000A, 5.875%, 7/01/16 (Alternative Minimum Tax)

                Irving Independent School District, Texas, Unlimited Tax School
                Building Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                           No Opt. Call          AAA       4,011,791
        3,470    0.000%, 2/15/11                                                           No Opt. Call          AAA       2,326,635

       22,060   Leander Independent School District, Williamson and Travis             8/09 at 31 15/32          AAA       4,750,180
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27

       14,625   Matagorda County Navigation District Number One, Texas,                     4/02 at 101          AAA      14,804,888
                 Collateralized Revenue Refunding Bonds (Houston Lighting
                 and Power Company Project), Series 1995, 5.800%, 10/15/15

        5,000   Industrial Development Corporation of Port of Corpus Christi,               4/08 at 102         BBB-       4,999,200
                 Texas, Revenue Refunding Bonds (Valero Refining and Marketing
                 Company Project), 5.400%, 4/01/18

        5,750   Weslaco Health Facilities Development Corporation, Texas,                   1/04 at 102          AAA       5,791,458
                 Hospital Revenue Bonds (Knapp Medical Center Project),
                 Series 1994, 5.375%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.4%

       12,000   Intermountain Power Agency (Utah), Power Supply Revenue                     7/06 at 102           A+      11,873,280
                 Refunding Bonds, 1996 Series D, 5.000%, 7/01/21

        5,000   Intermountain Power Agency (Utah), Power Supply Revenue                     7/07 at 102          AAA       5,341,500
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19

                Intermountain Power Agency (Utah), Power Supply Revenue
                Refunding Bonds, 1993 Series A:
       16,080    5.500%, 7/01/20                                                            7/03 at 102        A+***      16,428,614
       21,045    5.500%, 7/01/20                                                            7/03 at 102           A+      21,353,309
        8,280    5.000%, 7/01/23                                                            7/03 at 100           A+       8,166,233

        4,905   Utah Housing Finance Agency, Single Family Mortgage Bonds,              1/10 at 101 1/2          AAA       4,841,284
                 1998 Series G, 5.200%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2%

        3,245   Virginia Housing Development Authority, Multifamily Housing                 1/08 at 102          AA+       3,370,030
                 Bonds, Series 1997E, 5.600%, 11/01/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.7%

        9,450   Washington Public Power Supply System, Nuclear Project No. 1                7/03 at 102          AAA       9,787,176
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993C:
       27,000    5.400%, 7/01/12                                                            7/03 at 102          Aa1      27,848,610
        2,970    5.375%, 7/01/15                                                            7/03 at 102          Aa1       3,037,092

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1993A:
        8,495    5.750%, 7/01/12 (Pre-refunded to 7/01/03)                                  7/03 at 102       Aa1***       9,144,273
        2,895    5.750%, 7/01/12                                                            7/03 at 102          Aa1       3,016,764

       17,700   Washington Public Power Supply System, Nuclear Project No. 2                7/04 at 102          Aa1      18,569,778
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/10

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993C:
       81,000    5.400%, 7/01/12                                                            7/03 at 102          Aa1      83,545,830
       15,850    5.375%, 7/01/15                                                            7/03 at 102          Aa1      16,429,793

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993B:
        5,615    5.625%, 7/01/12 (Pre-refunded to 7/01/03)                                  7/03 at 102       Aa1***       6,032,756
        5,895    5.625%, 7/01/12                                                            7/03 at 102          Aa1       6,130,211
        9,000    5.600%, 7/01/17                                                            7/03 at 102          AAA       9,268,380


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.4%

        7,180   West Virginia Housing Development Fund, Housing Finance Bonds,             11/06 at 102          AAA       7,523,994
                 Series 1997-A, 6.050%, 5/01/27


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                   Portfolio of Investments October 31, 2001

   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.0%

$      20,385   The Wisconsin Public Power Incorporated System, Power Supply                7/03 at 102          AAA $   20,542,168
                 System Revenue Bonds, Series 1993 A, 5.250%, 7/01/21

            5   Wisconsin Housing and Economic Development Authority,                       3/04 at 102           AA          5,179
                 Homeownership Revenue Bonds, 1994 Series B, 6.750%, 9/01/25
                 (Alternative Minimum Tax)

       17,020   Wisconsin Health and Educational Facilities Authority, Revenue              8/03 at 102          AAA     17,306,104
                 Bonds (Sisters of the Sorrowful Mother - Ministry Corporation),
                 Series 1993D, 5.500%, 8/15/19

        1,750   Wisconsin Health and Educational Facilities Authority, Revenue              8/03 at 102          AAA      1,807,920
                 Bonds (Sisters of the Sorrowful  Mother - Ministry Corporation),
                 Series 1993C, 5.400%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$   2,114,799   Total Investments (cost $1,856,923,512) - 100.7%                                                      1,996,479,514
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.7)%                                                                  (14,340,043)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,982,139,471
                ====================================================================================================================


                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                   (WI)  Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen Municipal Income Fund, Inc. (NMI)
                            Portfolio of
                                       Investments October 31, 2001


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.3%

$       5,530   Adelanto School District, San Bernardino County, California,               No Opt. Call          AAA   $   1,872,900
                 1997 Series A, General Obligation Bonds, 0.000%, 9/01/22

                Brea Olinda Unified School District, California, General
                Obligation Bonds, Election of 1999, Series 1999A:
        2,000    0.000%, 8/01/21                                                           No Opt. Call          AAA         723,520
        2,070    0.000%, 8/01/22                                                           No Opt. Call          AAA         705,539
        2,120    0.000%, 8/01/23                                                           No Opt. Call          AAA         683,149

        3,000   California Pollution Control Financing Authority, Solid Waste Disposal      7/07 at 102          N/R         238,800
                 Revenue Bonds (CanFibre of Riverside Project), Series 1997A,
                 9.000%, 7/01/19 (Alternative Minimum Tax)#

        1,150   Foothill/Eastern Transportation Corridor Agency, California,                1/07 at 100          AAA       1,323,133
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.6%

        2,755   City and County of Denver, Colorado, Airport System Revenue                11/11 at 100          AAA       2,852,720
                 Refunding Bonds, Series 2001D, 5.500%, 11/15/18
                 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
          410    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa         439,278
        1,590    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102            A       1,687,117

          780   City and County of Denver, Colorado, Airport System Revenue Bonds,         11/01 at 102         A***         797,519
                 Series 1991A, 8.750%, 11/15/23 (Alternative Minimum Tax)
                 (Pre-refunded to 11/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 6.6%

        1,480   Capitol Region Education Council, Connecticut, Revenue Bonds,              10/05 at 102          BBB       1,592,894
                 6.750%, 10/15/15

        3,000   State of Connecticut Health and Educational Facilities Authority,           7/06 at 102         BBB-       3,108,510
                 Revenue Bonds, University of New Haven Issue, Series D,
                 6.700%, 7/01/26

          995   Housing Authority of the City of Willimantic, Connecticut,                 10/05 at 105          AAA       1,104,818
                 Multifamily Housing Revenue Bonds, Series  1995A (GNMA
                 Collateralized Mortgage Loan - Village Heights Apartments
                 Project), 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.0%

        1,670   Dade County Industrial Development Authority, Florida, Industrial           6/05 at 102          N/R       1,732,959
                 Development Revenue Bonds, Series 1995 (Miami Cerebral Palsy
                 Residential Services, Inc. Project), 8.000%, 6/01/22

        2,000   Martin County Industrial Development Authority, Florida, Industrial        12/04 at 102         BBB-       2,064,140
                 Development Revenue Bonds (Indiantown Cogeneration,
                 L.P. Project), Series 1994A, 7.875%, 12/15/25 (Alternative
                 Minimum Tax)

          600   Martin County Industrial Development Authority, Florida, Industrial        12/04 at 102         BBB-         632,436
                 Development Refunding Revenue Bonds (Indiantown Cogeneration
                 Project), Series B, 8.050%, 12/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.6%

        4,275   City of Chicago, Illinois, Tax Increment Allocation Bonds                   1/09 at 100          N/R       4,272,692
                 (Irving/Cicero Redevelopment Project), Series 1998,
                 7.000%, 1/01/14

        1,300   Illinois Health Facilities Authority, McHenry, Revenue Bonds,               9/03 at 102        A-***       1,411,618
                 Series 1993 (Northern Illinois Medical Center Project),
                 6.000%, 9/01/19 (Pre-refunded to 9/01/03)

        2,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,             10/03 at 102           A-       2,145,200
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

          620   Illinois Housing Development Authority, Homeowner Mortgage                  8/04 at 102           AA         625,723
                 Revenue Bonds, 1994 Series A-2, 6.700%, 8/01/25
                 (Alternative Minimum Tax)

        1,945   Joliet Regional Port District Airport Facilities, Illinois, Revenue         7/07 at 103          N/R       1,825,246
                 Bonds (Lewis University Airport), Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 7.5%

        7,000   Whitley County, Indiana, Solid Waste and Sewage Disposal Revenue           11/10 at 102          N/R       6,569,080
                 Bonds (Steel Dynamics, Inc. Project), Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


                            Nuveen Municipal Income Fund, Inc. (NMI) (continued)
                                   Portfolio of Investments October 31, 2001

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.2%

$       2,000   Tobacco Settlement Authority, Iowa, Tobacco Settlement                      6/11 at 101           A1   $   1,948,700
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.4%

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds (Comm-Care Corporation Project), Series 1994:
          405    11.000%, 2/01/04                                                          No Opt. Call          BBB         432,374
        2,000    11.000%, 2/01/14                                                          No Opt. Call          BBB       2,556,540


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.4%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue                 No Opt. Call         BBB-       2,092,860
                 Bonds (Twin Coves Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.0%

          460   Massachusetts Health and Educational Facilities Authority, Revenue         11/01 at 100          AAA         469,752
                 Bonds, Beverly Hospital Issue, Series D, 7.300%, 7/01/13

        3,000   Massachusetts Industrial Finance Agency, Resource Recovery                  1/02 at 103          N/R       3,096,990
                  Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 5.1%

        4,500   Mississippi Business Finance Corporation, Pollution Control                10/03 at 102         BBB-       4,460,130
                 Refunding Revenue Bonds (System Energy Resources, Inc.
                 Project), Series 1998, 5.875%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.8%

          700   New Hampshire Higher Educational and Health Facilities                      1/07 at 102         BBB-         683,648
                 Authority, Revenue Bonds, Series 1997 (New Hampshire
                 College), 6.375%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 17.5%

        1,475   County of Cattaraugus Industrial Development Agency, New York,             No Opt. Call          N/R       1,439,703
                 Industrial Development Revenue Bonds, Series 1999A (Laidlaw
                 Energy and Environmental, Inc. Project), 8.500%, 7/01/21
                 (Alternative Minimum Tax)

        5,000   Erie County Industrial Development Agency, New York, Solid Waste           12/10 at 103          N/R       2,081,250
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1996 Series F:
          500    5.750%, 2/01/15                                                        2/06 at 101 1/2            A         528,210
        1,400    5.750%, 2/01/19                                                        2/06 at 101 1/2            A       1,462,958

        1,000   The City of New York, New York, General Obligation Bonds,               2/06 at 101 1/2            A       1,077,690
                 Fiscal 1996 Series G, 5.750%, 2/01/14

        1,250   The City of New York, New York, General Obligation Bonds,              11/06 at 101 1/2            A       1,357,888
                 Fiscal 1997 Series D, 5.875%, 11/01/11

        2,500   New York State Medical Care Facilities Finance Agency, Brookdale            2/05 at 102          AAA       2,883,425
                 Hospital Medical Center Secured Hospital Revenue Bonds,
                 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)

          130   UFA Development Corporation, Utica, New York, FHA-Insured                   1/07 at 102          Aa2         131,487
                 Mortgage Revenue Bonds, Series 1997A (Loretto-Utica Project),
                 6.125%, 7/01/35

        4,190   Yates County Industrial Development Agency, New York, Civic                 2/11 at 101          AAA       4,499,264
                 Facility Revenue Bonds, Series 2000A (Soldiers and Sailors
                 Memorial Hospital - FHA-Insured Mortgage), 6.000%, 2/01/41


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.9%

        2,700   Ohio Water Development Authority, Solid Waste Disposal                      9/09 at 102          N/R       2,594,592
                 Revenue Bonds (Bay Shore Power Project), Convertible
                 Series 1998A, 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.5%

          470   Oklahoma County Industrial Authority, Revenue Bonds (Oklahoma               1/02 at 100          N/R         471,669
                 Blood Institute Project), Series 1988, 9.000%, 7/01/03


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.2%

        1,000   State of Oregon Housing and Community Services Department,              7/07 at 101 1/2          Aa2       1,024,770
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 5.5%

$       1,800   Allegheny County Hospital Development Authority, Pennsylvania,             11/10 at 102           B+   $   1,900,620
                 Health System Revenue Bonds, Series 2000B (West Penn
                 Allegheny Health System), 9.250%, 11/15/30

        1,745   Carbon County Industrial Development Authority, Pennsylvania,              No Opt. Call         BBB-       1,866,365
                 Resource Recovery Refunding Revenue Bonds, Series 2000
                 (Panther Creek Partners Project), 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        1,000   Pennsylvania Convention Center Authority, Refunding Revenue                 9/04 at 102          BBB       1,058,500
                 Bonds, 1994 Series A, 6.750%, 9/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.2%

        1,055   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue        12/01 at 101           BB       1,028,414
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

          610   Hidalgo County Housing Finance Corporation, Texas, Single Family            4/04 at 102          Aaa         634,998
                 Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)

        3,000   Laredo Independent School District, Webb County, Texas,                     8/09 at 100          AAA       3,036,870
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.250%, 8/01/24

                West Independent School District, McLennan and Hill Counties,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/25                                                       8/13 at 51 27/32          AAA         271,280
        1,000    0.000%, 8/15/26                                                        8/13 at 49 3/32          AAA         256,180
        1,000    8/15/27                                                               8/13 at 46 15/32          AAA         242,310


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.2%

        1,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,              1/10 at 101 1/2           AA       1,023,230
                 1998 Series A2, 5.350%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.6%

        1,240   Housing Authority of the City of Bellingham, Washington,                   11/04 at 100        A1***       1,395,643
                 Housing Revenue Bonds, Series 1994 (Cascade Meadows
                 Project), 7.100%, 11/01/23 (Pre-refunded to 11/01/04)
------------------------------------------------------------------------------------------------------------------------------------
$      99,420   Total Investments (cost $88,381,104) - 98.1%                                                              86,417,301
=============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.9%                                                                      1,671,345
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                     $  88,088,646
                 ===================================================================================================================

                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                      # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    N/R  Investment is not rated.


                                 See accompanying notes to financial statements.


Statement of
      Net Assets October 31, 2001

                                                                                                 MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                              $1,996,479,514         $86,417,301
Cash                                                                                                          --             175,514
Receivables:
   Interest                                                                                           34,478,728           2,034,132
   Investments sold                                                                                       85,025              15,088
Other assets                                                                                              63,056               5,267
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 2,031,106,323          88,647,302
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                        17,930,784                  --
Payable for investments purchased                                                                     20,716,668                  --
Accrued expenses:
  Management fees                                                                                        911,826              48,569
  Other                                                                                                1,121,794              58,439
Dividends payable                                                                                      8,285,780             451,648
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                48,966,852             558,656
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $1,982,139,471         $88,088,646
====================================================================================================================================
Shares outstanding                                                                                   194,959,520           8,065,134
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                 $        10.17         $     10.92
====================================================================================================================================


                                 See accompanying notes to financial statements.


Statement of
      Operations Year Ended October 31, 2001

                                                                                                 MUNICIPAL VALUE   MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                   $112,017,861         $6,141,458
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                       10,756,637            572,376
Shareholders' servicing agent fees and expenses                                                          688,565             39,566
Custodian's fees and expenses                                                                            332,862             34,230
Directors' fees and expenses                                                                              21,933              1,686
Professional fees                                                                                         21,945             14,479
Shareholders' reports - printing and mailing expenses                                                    301,524             24,458
Stock exchange listing fees                                                                              149,396             21,464
Investor relations expense                                                                               364,173             21,908
Other expenses                                                                                            59,925              4,892
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                            12,696,960            735,059
   Custodian fee credit                                                                                 (145,612)            (8,697)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                          12,551,348            726,362
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 99,466,513          5,415,096
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions                                                         1,440,337             30,208
Change in net unrealized appreciation (depreciation) of investments                                   81,296,118           (607,664)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                      82,736,455           (577,456)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                          $182,202,968         $4,837,640
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
     Changes in Net Assets

                                                                 MUNICIPAL VALUE (NUV)                   MUNICIPAL INCOME (NMI)
                                                         -----------------------------------        -------------------------------
                                                             YEAR ENDED           YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                               10/31/01             10/31/00           10/31/01            10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $   99,466,513       $  101,169,378        $ 5,415,096         $ 5,586,898
Net realized gain (loss) from investment transactions         1,440,337            4,597,296             30,208            (476,451)
Change in net unrealized appreciation (depreciation)
   of investments                                            81,296,118           50,413,638           (607,664)         (2,382,682)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  182,202,968          156,180,312          4,837,640           2,727,765
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income                    (99,918,088)         (99,546,449)        (5,604,202)         (5,579,745)
From accumulated net realized gains from
   investment transactions                                   (4,112,336)                  --                 --            (461,215)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (104,030,424)         (99,546,449)        (5,604,202)         (6,040,960)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                     --                   --            640,957             404,802
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        78,172,544           56,633,863           (125,605)         (2,908,393)
Net assets at the beginning of year                       1,903,966,927        1,847,333,064         88,214,251          91,122,644
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                            $1,982,139,471       $1,903,966,927        $88,088,646         $88,214,251
===================================================================================================================================
Balance of undistributed net
   investment income at the end of year                  $    1,657,666       $    2,109,241        $     4,942         $   194,048
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       Financial Statements


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2001, Municipal Value (NUV) had outstanding when-issued purchase commitments of $20,716,668. There were no such outstanding purchase commitments in Municipal Income (NMI).


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.


Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2001, have been designated Exempt Interest Dividends.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Notes to
    Financial Statements (continued)


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2001.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.


2. FUND SHARES
Transactions in shares were as follows:

                                         MUNICIPAL VALUE (NUV)    MUNICIPAL INCOME (NMI)
                                       -----------------------    -----------------------
                                       YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                        10/31/01     10/31/00      10/31/01     10/31/00
-----------------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                              --           --           55,036       35,420
=========================================================================================


3. DISTRIBUTIONS TO SHAREHOLDERS
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 3, 2001, to shareholders of record on November 15, 2001, as follows:
                                                         MUNICIPAL    MUNICIPAL
                                                        VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------
Dividend per share                                           $.0425       $.0560
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended October 31, 2001, were as follows:

                                                         MUNICIPAL    MUNICIPAL
                                                        VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                     $217,397,620  $14,612,771
   Short-term municipal securities                      37,565,000    5,165,000
Sales and maturities:
   Long-term municipal securities                      197,317,334    9,752,555
   Short-term municipal securities                      37,565,000    9,165,000
================================================================================


At October 31, 2001, the cost of investments owned for federal income tax purposes were as follows:
                                                         MUNICIPAL    MUNICIPAL
                                                        VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------
                                                    $1,857,070,068  $88,381,104
================================================================================

At October 31, 2001, Municipal Income (NMI) had unused capital loss carryforwards of $446,243 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2008.

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 2001, were as follows:

                                                      MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                     $151,932,022    $ 4,486,790
   depreciation                                      (12,522,576)    (6,450,593)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)          $139,409,446    $(1,963,803)
================================================================================

Notes to
   Financial Statements (continued)


6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:


AVERAGE DAILY NET ASSETS                                   MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $500 million                                           .3500 of 1%
For the next $500 million                                            .3250 of 1
For net assets over $1 billion                                       .3000 of 1
================================================================================


AVERAGE DAILY NET ASSETS                                  MUNICIPAL INCOME (NMI)
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income as follows:

Gross Interest Income                                      MUNICIPAL VALUE (NUV)
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.



7. COMPOSITION OF NET ASSETS
At October 31, 2001, net assets consisted of:

                                                                          MUNICIPAL      MUNICIPAL
                                                                         VALUE (NUV)   INCOME (NMI)
---------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                     $    1,949,595   $     80,651
Paid-in surplus                                                       1,837,697,688     90,413,099
Balance of undistributed net investment income                            1,657,666          4,942
Accumulated net realized gain (loss) from investment transactions         1,278,520       (446,243)
Net unrealized appreciation (depreciation) of investments               139,556,002     (1,963,803)
---------------------------------------------------------------------------------------------------
Net assets                                                           $1,982,139,471   $ 88,088,646
===================================================================================================
Authorized shares                                                       350,000,000    200,000,000
===================================================================================================

8. INVESTMENT COMPOSITION
At October 31, 2001, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                         MUNICIPAL    MUNICIPAL
                                                        VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------
Basic Materials                                                 --%          8%
Education and Civic Organizations                                2           4
Healthcare                                                      16          11
Housing/Multifamily                                              3           4
Housing/Single Family                                            4           4
Long-Term Care                                                   1           6
Tax Obligation/General                                           5          14
Tax Obligation/Limited                                          12           8
Transportation                                                   8           9
U.S. Guaranteed                                                 10          10
Utilities                                                       30          20
Water and Sewer                                                  7          --
Other                                                            2           2
--------------------------------------------------------------------------------
                                                               100%        100%
================================================================================

Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (40% for Municipal Value (NUV) and 18% for Municipal Income (NMI)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial
       Highlights

Selected data for a share outstanding throughout each year ended October 31:

                                          INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                                    ---------------------------------     -----------------------------
                                                 NET REALIZED/
                        BEGINNING   NET          UNREALIZED               NET
                        NET ASSET   INVESTMENT   INVESTMENT               INVESTMENT  CAPITAL
                        VALUE       INCOME       GAIN (LOSS)    TOTAL     INCOME      GAINS     TOTAL
-------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
-------------------------------------------------------------------------------------------------------
Year Ended 10/31:
         2001           $ 9.77      $.51         $ .42          $ .93     $(.51)      $(.02)    $(.53)
         2000             9.48       .52           .28            .80      (.51)         --      (.51)
         1999            10.37       .51          (.80)          (.29)     (.51)       (.09)     (.60)
         1998            10.29       .53           .21            .74      (.53)       (.13)     (.66)
         1997            10.18       .58           .22            .80      (.58)       (.11)     (.69)
MUNICIPAL INCOME (NMI)
-------------------------------------------------------------------------------------------------------
Year Ended 10/31:
         2001            11.01       .67          (.06)           .61      (.70)         --      (.70)
         2000            11.43       .70          (.36)           .34      (.70)       (.06)     (.76)
         1999            12.10       .70          (.61)           .09      (.69)       (.07)     (.76)
         1998            12.02       .71           .11            .82      (.71)       (.03)     (.74)
         1997            11.96       .76           .11            .87      (.76)       (.05)     (.81)
=======================================================================================================

                                                             TOTAL RETURNS
                                                   -------------------------------
                        ENDING
                        NET ASSET   ENDING         BASED ON           BASED ON NET
                        VALUE       MARKET VALUE   MARKET VALUE+      ASSET VALUE+
----------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
----------------------------------------------------------------------------------
Year Ended 10/31:
         2001          $10.17       $ 9.4800       17.32%             9.77%
         2000            9.77         8.5625        5.46              8.71
         1999            9.48         8.6250       (7.50)            (2.94)
         1998           10.37         9.9375       10.55              7.49
         1997           10.29         9.6250       10.39              8.18

MUNICIPAL INCOME (NMI)
----------------------------------------------------------------------------------
Year Ended 10/31:
         2001           10.92        11.9000       12.24              5.68
         2000           11.01        11.2500        9.45              3.02
         1999           11.43        11.0000       (5.77)              .74
         1998           12.10        12.4375        5.21              7.06
         1997           12.02        12.5625       11.96              7.60
==================================================================================

                                                     RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------
                                             BEFORE CREDIT                    AFTER CREDIT*
                                     ---------------------------       --------------------------
                                                    RATIO OF NET                     RATIO OF NET
                                     RATIO OF       INVESTMENT         RATIO OF      INVESTMENT
                        ENDING       EXPENSES       INCOME TO          EXPENSES      INCOME TO       PORTFOLIO
                        NET ASSETS   TO AVERAGE     AVERAGE            TO AVERAGE    AVERAGE         TURNOVER
                        (000)        NET ASSETS     NET ASSETS         NET ASSETS    NET ASSETS      RATE
---------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
         2001           $1,982,139   .65%           5.09%              .64%          5.10%           10%
         2000            1,903,967   .65            5.44               .64           5.44            17
         1999            1,847,333   .65            5.09               .65           5.10            13
         1998            2,022,282   .65            5.18               .65           5.18            19
         1997            2,005,380   .68            5.71               .68           5.71            19
MUNICIPAL INCOME (NMI)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
         2001               88,089   .83            6.14               .83           6.15            11
         2000               88,214   .80            6.20               .77           6.23             6
         1999               91,123   .82            5.88               .82           5.89            31
         1998               95,756   .82            5.91               .82           5.91            23
         1997               94,283   .83            6.39               .83           6.39             9
==============================================================================================================


*    After custodian fee credit, where applicable.

+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.


                                 See accompanying notes to financial statements.

Build Your Wealth
       Automatically


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.



Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Fund
   Information

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended October 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)


Logo: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   FAN-1-10-01